Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes certain non-cash mark-to-market derivative financial instruments and asset impairments of natural gas properties. Adjusted Net Income from continuing operations further excludes income from discontinued operations. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Quarter Ended 9/30/2013
Consolidated Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (GAAP)	(19.3)	(0.27)
Non-cash mark-to-market losses (net of $23.9 tax)	39.7	0.55
Non-cash impairment charge (net of $8.9 tax) (1)	15.7	0.22
Adjusted Net Income from All Operations, excluding non-cash items (Non-GAAP)	36.1	0.50

Income from discontinued operations (net of $1.1 tax)	(1.9)	(0.03)
Adjusted Net Income from Continuing Operations (Non-GAAP)	34.2	0.47

	Quarter Ended 9/30/2012
Consolidated Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (GAAP)	2.0	0.03
Non-cash mark-to-market losses (net of $17.1 tax)	29.7	0.41
Adjusted Net Income from All Operations, excluding non-cash items (Non-GAAP)	31.8	0.44

Income from discontinued operations (net of $2.0 tax)	(3.6)	(0.05)
Adjusted Net Income from Continuing Operations (Non-GAAP)	28.2	0.39

	Year-to-Date Ended 9/30/2013
Consolidated Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (GAAP)	120.5	1.67
Non-cash mark-to-market losses (net of $17.8 tax)	30.7	0.43
Non-cash impairment charge (net of $8.9 tax) (1)	15.7	0.22
Adjusted Net Income from All Operations, excluding non-cash items (Non-GAAP)	166.9	2.31

Income from discontinued operations (net of $1.1 tax)	(6.3)	(0.09)
Adjusted Net Income from Continuing Operations (Non-GAAP)	160.6	2.22

	Year-to-Date Ended 9/30/2012
Consolidated Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (GAAP)	190.7	2.64
Non-cash mark-to-market gains (net of $12.0 tax)	(22.0)	(0.30)
Non-cash write-down of natural gas properties (net of $8.1 tax) (2)	13.4	0.19
Adjusted Net Income from All Operations, excluding non-cash items (Non-GAAP)	182.2	2.52

Income from discontinued operations (net of $2.0 tax)	(9.4)	(0.13)
Adjusted Net Income from Continuing Operations (Non-GAAP)	172.7	2.39

Note: Amounts may not sum due to rounding

(1) Current year-to-date and quarter-to-date loss on impairment ($15.7) included in gain (loss) on disposal of discontinued operations on the income statement

(2) Prior year-to-date write down of natural gas properties ($13.4) included in income (loss) from discontinued operations on the income statement

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes certain non-cash mark-to-market derivative financial instruments and asset impairments of natural gas properties. Adjusted Net Income from continuing operations further excludes income from discontinued operations. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

Energen Resources Net Income ($ in millions)	Quarter Ended 9/30/2013	Year-to-date 9/30/2013
Net Income (GAAP)	(10.2)	82.4
Non-cash mark-to-market losses (net of $23.9 and $17.8 tax)	39.7	30.7
Non-cash impairment charge (net of $8.9 and $8.9 tax) (1)	15.7	15.7
Adjusted Net Income from All Operations, excluding non-cash items (Non-GAAP)	45.1	128.9

Income from discontinued operations (net of $1.1 and $3.7 tax)	(1.9)	(6.3)
Adjusted Net Income from Continuing Operations (Non-GAAP)	43.3	122.6

Energen Resources Net Income ($ in millions)	Quarter Ended 9/30/2012	Year-to-date 9/30/2012
Net Income (GAAP)	12.4	153.6
Non-cash mark-to-market losses (gains) (net of $17.1 and ($12.0) tax)	29.7	(22.0)
Non-cash write down of natural gas properties (net of $8.1 tax) (2)	-	13.4
Adjusted Net Income from All Operations, excluding non-cash items (Non-GAAP)	42.1	145.0

Income from discontinued operations (net of ($2.0) and $2.0 tax)	(3.6)	(9.4)
Adjusted Net Income from Continuing Operations (Non-GAAP)	38.6	135.6

Note: Amounts may not sum due to rounding

(1) Current year-to-date and quarter-to-date loss on impairment ($15.7) included in gain (loss) on disposal of discontinued operations on the income statement

(2) Prior year-to-date write down of natural gas properties ($13.4) included in income (loss) from discontinued operations on the income statement

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, and amortization (EBITDA) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDA from all operations reflects EBITDA adjusted for certain non-cash mark-to-market derivative financial instruments and asset impairments. Adjusted EBITDA from continuing operations further excludes income from discontinued operations. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information	Year-to-Date Ended 9/30		Quarter Ended 9/30
($ in millions)	2012	2013	2012	2013
Consolidated Net Income (GAAP)	190.7	120.5	2.0	(19.3)
Interest expense	48.4	51.8	17.2	17.7
Income tax expense	110.5	73.9	(0.3)	(3.6)
Depreciation, depletion and amortization	276.5	365.4	96.6	136.1
Adjustment for asset impairment, net of tax (1)	13.4	15.7	-	15.7
Adjustment for mark-to-market (gains) losses	(34.0)	48.5	46.8	63.6
Consolidated Adjusted EBITDA from All Operations, excluding non-cash items (Non-GAAP)	605.5	675.6	162.3	210.1

Adjustment for income from discontinued operations, net of tax	9.4	6.3	3.6	1.9
Consolidated Adjusted EBITDA from Continuing Operations (Non-GAAP)	596.1	669.3	158.8	208.3

Reconciliation To GAAP Information	Year-to-Date Ended 9/30		Quarter Ended 9/30
($ in millions)	2012	2013	2012	2013
Energen Resources Net Income (GAAP)	153.6	82.4	12.4	(10.2)
Interest expense	36.8	40.5	13.3	14.0
Income tax expense	88.1	51.5	5.4	1.8
Depreciation, depletion and amortization	244.9	332.7	86.1	125.1
Adjustment for asset impairment, net of tax (1)	13.4	15.7	-	15.7
Adjustment for mark-to-market (gains) losses	(34.0)	48.5	46.8	63.6
Energen Resources Adjusted EBITDA from All Operations, excluding non-cash items (Non-GAAP)	502.8	571.3	163.9	209.9

Adjustment for income from discontinued operations, net of tax	9.4	6.3	3.6	1.9
Energen Resources Adjusted EBITDA from Continuing Operations (Non-GAAP)	493.3	565.0	160.4	208.1

Note: Amounts may not sum due to rounding

(1) Current year-to-date and quarter-to-date loss on impairment ($15.7) included in gain (loss) on disposal of discontinued operations on the income statement. Prior year-to-date write down of natural gas properties ($13.4) included in income (loss) from discontinued operations on the income statement.

Non-GAAP Financial Measures

After-tax Cash Flows is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes after-tax cash flows are relevant because they are a measure of cash available to fund the Company’s capital expenditures, dividends, debt reduction, and other investments. Adjusted after-tax cash flows excluding Alagasco provides a measure of cash flows available to fund the Company’s exploration and production activities.

Reconciliation To GAAP Information	Years Ended 12/31
($ in millions)	2011 Actual	2012 Actual	2013 Estimate (e)

Consolidated Net Income (GAAP)	260	254	225	240
Depreciation, depletion and amortization	284	441	530	530
Deferred income taxes	129	124	109	109
Exploratory expense	11	17	-	-
Other	53	(34)	25	25
After-tax Cash Flows (Non-GAAP)	737	802	889	904
Changes in assets and liabilities and other adjustments	25	(66)	27	27
Net Cash Provided by Operating Activities (GAAP)	762	736	916	931

Reconciliation To GAAP Information	Years Ended 12/31
($ in millions)	2011 Actual	2012 Actual	2013 Estimate (e)

Net Cash Provided by Operating Activities (GAAP)	762	736	916	931
Changes in assets and liabilities and other adjustments	(25)	66	(27)	(27)
After-tax Cash Flow (Non-GAAP)	737	802	889	904
Less: AGC cash flows from operations and other	(115)	(103)	(101)	(101)
Adj. After-tax Cash Flows Excluding Alagasco (Non-GAAP)	622	699	788	803

(e) This estimate is a “forward-looking statement” as defined by the Securities and Exchange Commission. All statements based on future expectations rather than on historical facts are forward-looking statements that are dependent on certain events, risks and uncertainties that could cause actual results to differ materially from those anticipated. In addition, the Company cannot guarantee the absence of errors in input data, calculations and formulas used in its estimates, assumptions and forecasts. A discussion of risks and uncertainties, which could affect future results of Energen and its subsidiaries, is included in the Company’s periodic reports filed with the Securities and Exchange Commission.